UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2021 (April 22, 2021)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.
At a meeting held on April 22, 2021 the Board of Directors of AGNC Investment Corp. (the “Company”) determined that the Company will not enforce the supermajority voting requirement for the removal of directors contained in Section 5.5 of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and will instead, to the extent permitted by law, allow such action, if any, to be determined by holders of a majority of the Company’s voting stock. The Company’s Certificate of Incorporation currently provides for removal with or without cause by holders of at least 66% of the voting power of all shares of capital stock entitled to vote generally on election of directors. The Company is taking this action notwithstanding that Section 102(b)(4) of the Delaware General Corporation Law permits supermajority voting requirements in a certificate of incorporation, and the Company’s certificate of incorporation does not condition removal on “cause.”

The Company will seek to amend its Certificate of Incorporation at its 2022 annual meeting of stockholders in order to provide that any of the Company’s directors or its entire board of directors may be removed, with or without cause, by vote of the holders of a simple majority of the shares then entitled to vote generally on the election of directors.

(d) Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: April 28, 2021	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary